CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                     by the
                             Chief Financial Officer


     In connection with the Quarterly Report of ITEX Corporation (the "Registrant") on Form 10-QSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on June 23, 2003, hereof (the "Report"), I, Steven White, the Interim Chief Financial Officer of ITEX Corporation hereby certifies that:

(1) Based on my knowledge, the Company's periodic report on Form 10 - QSB for the period ended April 30, 2003 fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Based on my knowledge, the information contained in the Form 10 - QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              INTERIM CHIEF FINANCIAL OFFICER

                                              /s/ Steven White
                                              ------------------------------
                                              Name: Steven White
                                              June 23, 2003